                              TWO WISCONSIN CIRCLE



                         ADDENDUM NO. 7 TO OFFICE LEASE
                         ------------------------------


          THIS ADDENDUM NO. 7 TO OFFICE LEASE (this "Addendum") is made and entered into this 24th day of July, 1998, by and between TWO WISCONSIN CIRCLE JOINT VENTURE, a Maryland joint venture, hereinafter called "Lessor," and HEALTHCARE FINANCIAL PARTNERS, INC., formerly known as Health Partners Financial Corporation, a Delaware corporation, hereinafter called "Lessee."

                                   WITNESSETH:

          WHEREAS, by Office Lease dated the 4th day of January 1996, as amended by Addendum No. 1 to Office Lease dated the 26th day of July 1996, Addendum No. 2 to Office Lease dated the 13th day of August 1996, Addendum No. 3 to Office Lease dated the 17th day of July 1997, Addendum No. 4 to Office Lease dated the 27th day of February, 1998, Addendum No. 5 to Office Lease also dated the 27th day of February, 1998, and Addendum No. 6 to Office Lease dated the 17th day of July, 1998 (as so amended, the "Lease"), Lessor currently leases to Lessee approximately 21,820 square feet of rentable area on the fourth (4th) floor, and approximately 2,201 square feet of rentable area on the eighth (8th) floor (collectively, the "Existing Demised Premises"), in the building situated at Two Wisconsin Circle, Chevy Chase, Maryland (the "Building"); and

          WHEREAS, Lessor and Lessee desire to expand the Existing Demised Premises by adding thereto and incorporating therein, upon the terms and conditions hereinafter set forth, additional space on the seventh (7th) floor of the Building comprising approximately 17,261 square feet of rentable area and being the entirety of the seventh (7th) floor (the "Additional Space").

          NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto do mutually agree that the Lease shall be and is hereby amended to provide as follows, all capitalized terms being as defined in the Lease unless otherwise noted herein:


1.        ADDITIONAL SPACE
          ----------------

          There is hereby added to the Existing Demised Premises, and Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor, the Additional Space, subject to and upon all of the terms and conditions of the Lease, as amended hereby, to the end that the Demised Premises under the Lease shall be the said approximately 21,820 square feet of rentable area on the fourth (4th) floor of the Building, the said approximately 2,201 square feet of rentable area on the eighth (8th) floor of the Building, as well as the said approximately 17,261 square feet of rentable area on the seventh (7th) floor of the Building, as such seventh (7th) floor space is outlined on the floor plan attached hereto and made a part hereof as Exhibit A.
                                          ---------

2.        TERM AND RENEWAL
          ----------------

          (A) The Additional Space shall be added to the Existing Demised Premises on the Addition Date, which shall be the earlier of (i) Lessee's occupancy of the Additional Space for the conduct of its business, or (ii) sixty
(60) days after the Possession Date, which shall be the date Lessor has confirmed to Lessee in writing that the existing tenant of the Additional Space has vacated the same and possession thereof is thereby delivered to Lessee for the purpose of enabling Lessee to undertake its Pre-occupancy Tenant Work (as defined below). The Possession Date is currently anticipated to occur on or about November 1, 1998, thereby resulting in an outside Addition Date on or about January 1, 1999. The term of the Lease as to the Additional Space shall expire on the last day of the calendar month during which the fifth (5th) anniversary of the Addition Date occurs, and the initial term of the Lease as to the Existing Demised Premises shall be extended accordingly as hereinafter provided, to the end that the initial term of the Lease as to both the Additional Space and the Existing Demised Premises (other than the said eighth
(8th) floor space which Lessee occupies on a month-to-month basis) shall be coterminous for all purposes.

          (B) Pursuant to the terms of the said Addendum No. 3 to Office Lease. the initial term of the Lease has heretofore been extended and renewed to expire on the 17th day of December 2002. Effective upon and subject to occurrence of the Possession Date, the initial term of the Lease shall be and is hereby further extended and renewed for a period to expire on the last day of the calendar month during which the fifth (5th) anniversary of the Addition Date occurs, subject to further extension pursuant to Section 35 of the Lease. Upon the Addition Date, Lessor and Lessee shall execute the "Declaration as to Addition Date" attached hereto as Exhibit B, which shall specify both the Addition Date and the expiration date of the initial term of the Lease as so extended and renewed.

          (C) It is understood and agreed that the obligations of Lessor and Lessee under this Addendum are contingent upon the existing tenant of the Additional Space vacating and surrendering full possession of the same on or about October 31, 1998. In the event Lessor is unable to deliver possession of the Additional Space on the anticipated Possession Date, because the existing tenant has failed to so vacate, Lessor shall not be liable or responsible for any claims, damages or liability arising in connection therewith or by reason thereof, nor shall Lessee be excused or released from the Lease, as amended hereby, because of Lessor's inability to deliver possession of the Additional Space on that date. The Addition Date, however, shall be extended to the earlier of (i) the date the Additional Space is occupied by Lessee for the conduct of its business, or (ii) the date which is sixty (60) days after the date Lessor has notified Lessee in writing that the existing tenant has vacated the Additional Space and possession thereof is available to Lessee; provided, however, that if the existing tenant fails to vacate and surrender full possession of the Additional Space on or before December 31, 1998, then either Lessor or Lessee shall have the right to cancel and terminate this Addendum without further liability by giving written notice of such cancellation and termination to the other on or before January 15, 1999, and this Addendum shall be null and void and of no further force or effect upon the delivery of such notice. Lessor shall endeavor to keep Lessee informed as to the status of its efforts to recapture possession of the Additional Space from the existing tenant.

3. RENT
   ----

          The additional monthly rent for the Additional Space (hereinafter referred to as "Additional Monthly Rent"), which Lessee hereby agrees to pay in advance to Lessor and Lessor hereby agrees to accept, shall be as follows:


          Lease Period                                                      Additional Monthly Rent
          ------------                                                      -----------------------
          From the Addition Date through
          December 31, 1999                                                        $46,029.33

          From January 1, 2000 through
          December 31, 2001                                                        $47,467.75

          From January 1, 2001 through
          December 31, 2002                                                        $48,906.17

          From January 1, 2002 through
          December 31, 2003                                                        $50,344.58

          From January 1, 2003 through
          the expiration of the
          initial term of the Lease                                                $51,783.00


If the Addition Date is a date other than the first day of a calendar month, the Additional Monthly Rent from such date until the first day of the following calendar month shall be prorated at the rate of one-thirtieth (1/30th) of the Additional Monthly Rent for each day, payable in advance. Additional Monthly Rent as specified above shall be payable as additional rent under the Lease, as amended hereby, simultaneously with each payment of Monthly Rent in advance on the first day of each calendar month during the term of the Lease, as hereby extended and renewed.


4.        RENTAL ESCALATION FOR INCREASES IN EXPENSES
          -------------------------------------------

          In the event the Operating Expenses of the Building during any calendar year commencing January 1, 2001 and thereafter exceed the amount of "Base Operating Expenses," defined to be the amount of Operating Expenses actually incurred by Lessor in calendar year 2000, Lessee shall pay to Lessor, as additional rent, Lessee's proportionate share (allocable only to the Additional Space, not the Existing Demised Premises) of the portion of the Operating Expenses that exceeds the amount of the Base Operating Expenses. The proportionate share to be so paid by Lessee shall be the percentage which the total square feet of the Additional Space bears to the total square feet of all office and retail space in the Building, which is 7.78%, and the amount of said proportionate share to be paid by Lessee shall be the same proportion as the number of days in such calendar year the Additional Space was leased by Lessee bears to three hundred sixty (360). The term "Operating Expenses" is defined as meaning (i) any and all expenses, charges and fees incurred in connection with managing, operating, maintaining, servicing, insuring and repairing the Building and related exterior appurtenances, and (ii) Real Estate Taxes and impositions, general and special, of whatever kind or description levied against the Building or land. The term "Real Estate Taxes" for any calendar year is hereby defined to mean the total amount of all taxes and assessments, general and special, ordinary and extraordinary, foreseen and unforeseen, now or hereafter assessed, levied or imposed upon the Building and the land on which the Building is situated ("the Land") for such year, together with any tax in the nature of a real estate tax, and ad valorem tax on rent or any tax on income if imposed in lieu of or in addition to real estate taxes and assessments, and any taxes and assessments which may hereafter be substituted for Real Estate Taxes and together with the amount of any fees incurred in the setting of the amount of these taxes. In the event that the method currently used for the computation of the assessed market value of the Building and/or the Land is discontinued or revised, the determination of the increases in Real Estate Taxes under this Section 4 shall thereafter be made according to a formula and procedure which most nearly approximates the method of determination hereinabove set forth. In the event that any business, rent, or other taxes which are now or hereafter levied upon Lessee's use or occupancy of the Additional Space, on Lessee's leasehold improvements therein, on Lessee's business at the Additional Space or on Lessor by virtue of Lessee's occupancy of the Additional Space, are enacted, changed or altered so that any such taxes are levied against Lessor or in the event that the mode of collection of such taxes is changed so that Lessor is responsible for collection or payment of such taxes, any and all such taxes shall be deemed to be a part of the increase in Real Estate Taxes and Lessee shall pay Lessor Lessee's proportionate share of the full amount of such taxes. Operating Expenses shall not include the Operating Costs listed in the next paragraph below, nor shall Operating Expenses include the cost of capital improvements (unless such improvements are reasonably expected to reduce the expenses of the Building or are made to comply with governmental requirements imposed after the date of this Addendum, in which event the cost of any such improvement amortized over the life of the improvement will be included in Operating Expenses), painting or decoration other than public areas, interest and amortization of mortgages, depreciation of the Building, or compensation paid to officers or executives of the Lessor or its Management Agent (as defined in Section 29 of the Lease).

          In the event the Operating Costs of the Building during any calendar year commencing January 1, 2001 and thereafter exceed the amount of "Base Operating Costs," defined to be the amount of Operating Costs actually incurred by Lessor in calendar year 2000, Lessee shall pay to Lessor, as additional rent, Lessee's proportionate share (allocable only to the Additional Space, not the Existing Demised Premises) of the portion of the Operating Costs that exceeds the amount of the Base Operating Costs. The term "Operating Costs" is defined as meaning the costs of the cleaning contract and cleaning supplies, and electricity for the Building. The proportionate share to be so paid by Lessee shall be the percentage which the total square feet of the Additional Space bears to the total square feet of all office space in the Building, which is 8.38% and the amount of said proportionate share to be paid by Lessee shall be the same proportion as the number of days in the calendar year the Additional Space was leased by Lessee bears to three hundred sixty (360). In the event Lessor installs a separate electric meter or meters for the premises occupied by any other tenant or tenants of the Building, an appropriate adjustment as reasonably determined by Lessor will be made in the electricity cost component of Operating Costs for the tenants of the Building not separately metered.

          As soon as practicable after the first day of January, 2001, and as soon as practicable after each first day of January thereafter during the term of the Lease, as hereby extended and renewed, Lessor shall submit to Lessee a statement of Lessor's estimate of the amount by which Operating Expenses and Operating Costs for the applicable calendar year (as estimated by Lessor) are expected to exceed the amount of the Base Operating Expenses and the Base Operating Costs, respectively. Commencing with the first day of the month immediately following the delivery of such statement, Lessee will pay to Lessor, as additional rent with Monthly Rent and the Additional Monthly Rent, one-twelfth (1/12th) of Lessee's proportionate share of such excess of estimated Operating Expenses and Operating Costs over Base Operating Expenses and Base Operating Costs, respectively. Lessee shall continue to make said payment monthly thereafter on the first day of each calendar month until the amount of such payment is next adjusted after January 1st of the following calendar year for increases in the amounts of Lessee's proportionate share of Operating Expenses and/or Operating Costs as provided for herein.

          As soon as practicable after the expiration of each applicable calendar year, a determination shall be made of the Operating Expenses and Operating Costs for such calendar year and the amount of the increase (if any) in the Operating Expenses and Operating Costs for such calendar year over the amount of the Base Operating Expenses and the Base Operating Costs respectively. Operating Expenses and Operating Costs for each calendar year shall be those actually incurred, provided, however, that if the Building was not at least eighty-five percent (85%) occupied during the entire calendar year, the Operating Expenses and Operating Costs shall be adjusted to project the Operating Expenses and Operating Costs as if the Building were eighty-five percent (85%) occupied. Lessor shall submit to Lessee a statement of the aforesaid determination, including Lessee's aforesaid proportionate share of any increase.

          Within thirty (30) days after the delivery of such statement (including any statement delivered after the expiration or termination of the term of the Lease, as hereby extended and renewed), Lessee shall pay to Lessor an amount equal to (i) its proportionate share of the increase, if any, in the actual amount of Operating Expenses and/or Operating Costs for the just expired calendar year over the Base Operating Expenses and the Base Operating Costs, respectively, less (ii) the aggregate amount of monthly payments toward additional rent made by Lessee during such calendar year and attributed to the estimated increases in Operating Expenses and/or Operating Costs for such calendar year. If the aggregate amounts of such payments toward additional rent for estimated increases in Operating Expenses and/or Operating Costs paid by Lessee during such calendar year exceeds Lessee's proportionate share of the actual increases in Operating Expenses and/or Operating Costs, the excess shall be credited toward payment of the next installment of Monthly Rent to be paid by Lessee after Lessee receives said statement of Operating Expenses and Operating Costs from Lessor, or, in the event the term of the Lease, as hereby extended and renewed, has previously expired or been terminated, such excess shall be refunded to Lessee within thirty (30) days after the delivery of such statement, less such portion of such excess as Lessor shall have retained to cure any default by Lessee under the Lease, as amended hereby or as subsequently amended.

5.        PRE-OCCUPANCY TENANT WORK
          -------------------------

          The Additional Space has been previously occupied, and it is acknowledged that Lessor has heretofore completed tenant work within the Additional Space substantially in accordance with the provisions of Exhibit B of
                                                                    ---------
the Lease. Lessee shall accept the Additional Space "as is" upon the Possession Date, and Lessor shall have no obligation to furnish or install any items whatsoever of tenant work within the Additional Space. All tenant work and installations desired by Lessee for its occupancy of the Additional Space ("Pre-occupancy Tenant Work") shall be undertaken by Lessee at its cost and expense pursuant to Section 9 of the Lease, subject to the Tenant Allowance as hereinafter defined and provided.

          Lessor shall pay to Lessee, on the following terms and conditions, a cash allowance of up to Two Hundred Fifty-Eight Thousand Nine Hundred Fifteen and 00/l00ths Dollars ($258,915.00) (the "Tenant Allowance") to be applied to the cost of completion of the Preoccupancy Tenant Work undertaken by Lessee in the Additional Space concurrent with its initial occupancy thereof (exclusive of movable trade fixtures and equipment). The Tenant Allowance shall be disbursed as the Pre-occupancy Tenant Work progresses and upon Lessee's submission of a requisition statement not more frequently than monthly and within six (6) months following the Possession Date, with supporting invoices representing the cost of all Pre-occupancy Tenant Work since the last requisition, together with evidence of payment of the cost of all Preoccupancy Tenant Work covered by the last requisition. If requested by Lessor, Lessee shall also submit lien waivers by all contractors or suppliers employed by Lessee. Lessor shall have the right to verify all such invoices, and after inspection and approval by Lessor or its architect of the Pre-occupancy Tenant Work, which inspection and/or approval shall not be unreasonably withheld or delayed, Lessor shall pay to Lessee an amount equal to the approved requisitioned sum; provided, however, that in no event shall Lessor's total liability for such payments exceed the Tenant Allowance, and in no event shall Lessor have any liability to disburse any sum pursuant to a requisition statement submitted later than six (6) months following the Possession Date.


6.        ADDITIONAL DEPOSIT
          ------------------

          Lessor currently holds the sum of Sixty-Thee Thousand One Hundred Twenty-One and 42/100 Dollars ($63,121.42) as a non-interest bearing cash security deposit under the Lease. Upon the Possession Date under this Addendum and as a condition to delivery of possession of the Additional Space, Lessee shall deposit with Lessor the additional sum of Fifty-One Thousand Seven Hundred Eighty-Three and 00/l00ths Dollars ($51,783.00). The resulting sum in the amount of One Hundred Fourteen Thousand Nine Hundred Four and 42/100ths Dollars ($114,904.42) shall continue to be held by Lessor as a non-interest bearing cash security deposit under the Lease, as amended hereby, pursuant to and in accordance with the provisions of Section 6 of the Lease. If Lessor elects to apply all or any portion of the increased cash deposit to cure Lessee's default, Lessee shall be obligated to promptly deposit with Lessor cash in an amount sufficient to restore the cash security deposit to One Hundred Fourteen Thousand Nine Hundred Four and 42/100ths Dollars ($114,904.42).

7.        LEASE PROVISIONS APPLICABLE
          ---------------------------

          All of the terms and conditions of the Lease, as amended or supplemented hereby, shall be applicable to the Additional Space hereby added to the Existing Demised Premises. Once added to the Existing Demised Premises, the Additional Space shall be deemed to be a part of the premises demised under the Lease for all purposes. All terms and conditions of the Lease, as amended or supplemented hereby, are hereby ratified and affirmed and shall remain in full force and effect.

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Addendum to be signed in their names by their duly authorized representatives and delivered as their act and deed, intending to be legally bound by its terms and provisions.

                                     LESSOR:

                                       TWO WISCONSIN CIRCLE JOINT VENTURE,
                                       a Maryland joint venture


Attest:                                By:  The Chevy Chase Land Company of
                                            Montgomery County, Maryland, a
                                            General Partner


/s/ David G. Dolan                          By:/s/ Edward Hall Asher
------------------------------                 -------------------------------
Vice President                                 Name: Edward Hall Asher
(SEAL)                                         Title: President

STATE OF MARYLAND
COUNTY OF MONTGOMERY, ss:

     I, Susan L. Exclesheimer  a Notary Public in and for the State of Maryland,
        ----------------------
do hereby certify that Edward Hall Asher , who is personally well known to me as
                       ------------------
the person who executed the foregoing and annexed Addendum, dated the 24th  day
                                                                      -----
of July, 1998, on behalf of the Lessor, to acknowledge the same, personally appeared before me in said jurisdiction and acknowledged said Addendum to be the act and deed of The Chevy Chase Land Company of Montgomery County, Maryland, as a general partner of and for and on behalf of the Lessor, and delivered the same as such.

     GIVEN under my hand and seal this 24th  day of July , 1998.
                                       -----        -----

                                        Susan L. Exclesheimer
                                        ------------------------------
My Commission Expires 8/1/00            Notary Public

                   (Signatures Continue on the Following Page)

                                     LESSEE:

Attest:                              HEALTHCARE FINANCIAL PARTNERS, INC.,
                                     a Delaware corporation



/s/ [SIGNATURE ILLEGIBLE]            By: /s/ Edward P. Noldberg, Jr.
----------------------------            -------------------------------
Secretary                               Name: Edward P. Noldberg, Jr.
(SEAL)                                  Title: EVP



STATE OF MARYLAND
COUNTY OF MONTGOMERY, ss:

          I, ELLEN M. GOTT, a Notary Public in and for the State of Maryland,
             --------------
do hereby certify that EDWARD P. NOLDBERG, JR., who is personally well known to
                       ------------------------
me as the person who executed the foregoing and annexed Addendum, dated the ______ day of July, 1998, on behalf of the Lessee, to acknowledge the same, personally appeared before me in said jurisdiction and acknowledged said Addendum to be the act and deed of Healthcare Financial Partners, Inc. and delivered the same as such.


          GIVEN under my hand and seal this  24th, day of July, 1998.
                                            -----         ----

                                           /s/ Ellen M. Gott
                                           -------------------------------
                                           Notary Public

My Commission Expires                              ELLEN M. GOTT
                                           NOTARY PUBLIC STATE OF MARYLAND
                                         My Commission Expires July 21, 2001

--------------------------------------------------------------------------------





                      [BUILDING FLOOR PLAN APPEARS HERE]



                                Sq.Ft.: 17,261
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 Wisconsin Circle                                                 Chevy Chase
  Seventh Floor                                                    Land Company
                                                                   301-986-8809
--------------------------------------------------------------------------------

                             TWO WISCONSIN CIRCLE

                                  EXHIBIT "B"

                        DECLARATION AS TO ADDITION DATE


          Attached to and made a part of the Addendum No. 7 to Office Lease, dated the ______ day of July, 1998, entered into by and between Two Wisconsin Circle Joint Venture, as Lessor, and Healthcare Financial Partners, Inc., as Lessee.

          Lessor and Lessee do hereby declare and evidence that possession of the Additional Space was accepted by Lessee on the ________ day of _________, 1998 and either Lessee has occupied the Additional Space for the conduct of its business or sixty (60) days has expired. Accordingly, the Addition Date is established as being the ______ day of________, 199_ , and the initial term of the Lease, as extended and renewed by the said Addendum, shall expire on the _____ day of _________, 200_.

LESSEE:                                  LESSOR:

HEALTHCARE FINANCIAL                     TWO WISCONSIN CIRCLE JOINT VENTURE
PARTNERS, INC.

                                         By: The Chevy Chase Land Company of
                                             Montgomery County, Maryland

By:                                          By:
   ------------------------                     -----------------------------
   Name:                                        Name:
   Title:                                       Title:


                                      B-1